Exhibit F, Schedule 1(c):  LG&E Energy Group Companies

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                                                                                        Form of    Number of Common    %Voting
SEC-ID            Name of Company               Type of Business       Country       Organization    Shares Owned       Power
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
                  LG&E Energy Corp.                                      USA                                            100.00
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4                 LG&E Energy Marketing Inc.    Power marketing          USA                                 1,800      100.00
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                  LG&E Energy Foundation Inc.   Charitable               USA
5                                               contributions
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6                 LG&E Energy Services Inc.     Service company          USA                                   100      100.00
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7                 LG&E Energy Settlements       Inactive                 USA                                   100      100.00
                  Inc.
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1                 Louisville Gas and                                     USA                            21,294,223      100.00
                  Electric Company (LG&E)
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1.1               LG&E Receivables LLC         Formed as a financing     USA                                            100.00
                                               subsidiary to acquire
                                               receivables generated
                                               by LG&E in connection
                                               with LG&E's
                                               receivables program
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2                 Kentucky Utilities Company                             USA                            21,294,223      100.00
                  (KU)
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2.1               Lexington Utilities          Inactive                  USA
                  Company*                                                                                       1      100.00
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2.2               KU Receivables LLC.          Formed as a financing     USA                                            100.00
                                               subsidiary to acquire
                                               receivables generated
                                               by KU in connection
                                               with KU's receivables
                                               program
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3                 LG&E Capital Corp.           Holding company for       USA                                 1,000      100.00
                                               non-utility investments
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3.2               LG&E Credit Corp.            Offers consumers          USA                                   100      100.00
                                               lending programs for
                                               energy efficient
                                               products in the
                                               Louisville
                                               metropolitan area
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3.5               LG&E Home Services Inc.      Appliance repair and      USA                                   100      100.00
                                               warranty
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                             EXHIBIT F - ITEM 1(c)

                                       1


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3.1               FSF Minerals Inc.            Owns Pittsburgh and       USA                                   100      100.00
                                               Midway coal reserves
                                               near Henderson,
                                               Kentucky as a
                                               potential source of
                                               coal fuel for WKE
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3.13              LG&E Capital Trimble         Lease and combustion      USA                                            100.00
                  County LLC                   turbine purchase in
                                               Trimble Co., Kentucky
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3.4               LG&E Energy Privatization    Formed to submit bid      USA                                   100      100.00
                  Services Inc,                to Ft. Knox and Ft.
                                               Campbell system
                                               privatization projects
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3.14              CRC-Evans International      Formed for acquisition    USA                                   100
                  Inc.                         of CRC Holdings Corp.
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3.14.1            CRC-Evans Pipeline           Primary operating         USA                               900,000
                  International Inc.           company of CRC-Evans
                                               companies providing
                                               specialized equipment
                                               and services for
                                               pipeline construction
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3.14.1.3          CRC-Evans                    International sales       USA                                    40
                  B.V.                         office
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3.14.1.1          CRC-Evans Canada LTD.        Company for Canada        USA                         2,450 Class A
                                               operations                                            Common, 7,350
                                                                                                   Class B Common,
                                                                                                     3,086 Class C
                                                                                                     Common, 9,527
                                                                                                    Class D Common
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3.14.1.4          PIH Holdings Ltd.            Holding company for       USA
                                               operations in Europe
                                               and  the Middle East
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3.14.1.4.3        Pipeline Induction Heat      Services for pipelines    USA
                  Ltd.
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3.14.2            CRC-Evans Weighting          Manufactures concrete     USA                                   100
                  Systems, Inc.                weights for pipeline
                                               construction
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3.14.1.1.1        CRC-Evan Services Ltd.                                 USA
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                             EXHIBIT F - ITEM 1(c)

                                       2


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3.8               WKE Corp.                    Serves as the holding     USA                                   100      100.00
                                               company for EWGs that
                                               are parties to the
                                               lease and related
                                               transactions with Big
                                               Rivers Electric
                                               Corporation, other
                                               than LG&E Energy
                                               Marketing Inc.
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3.8.1             WKE Station Two Inc.         Operates the Station      USA                                   100
                                               Two generating
                                               facility that is owned
                                               by the City of
                                               Henderson, KY under an
                                               agreement with the
                                               city and Big Rivers
                                               Electric corporation
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3.8.2             Western Kentucky Energy      Leases the generating     USA                                   100
                  Corp.                        facilities that are
                                               owned by Big Rivers
                                               Electric Corporation,
                                               and sells the output
                                               of those facilities to
                                               LG&E Energy Marketing
                                               Inc. and potentially
                                               to other affiliates
                                               and third parties
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3.8.2.1           WKE Facilities Corp.         Inactive                  USA                                   100
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3.8.3             LCC LLC                      Owns options on           USA                                            100.00
                                               mineral rights in
                                               western Kentucky as
                                               potential future
                                               source of coal fuel
                                               for WKE
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3.8.4             FCD LLC                      Owns options or actual    USA                                            100.00
                                               riparian rights
                                               relating to
                                               transportation of coal
                                               fuel for WKE
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3.8.5             Excalibur Development LLC    Inactive                  USA                                            100.00
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                             EXHIBIT F - ITEM 1(c)

                                       3

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3.6               LG&E International Inc.      Management and holding    USA                                   100      100.00
                                               company for
                                               international energy
                                               project investments
                                               and operations
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3.6.7             LG&E Power Services LLC      Power facilities          USA                                            100.00
                                               management and
                                               operation
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3.6.9             LG&E Mendoza Services Inc.   Inactive (originally      USA                                 1,000
                                               formed to hold
                                               investment in foreign
                                               power facilities)
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                  LG&E Power Venezuela I Inc.  Inactive (originally                                          1,000
                                               formed to hold
                                               investment in foreign
3.6.10                                         power facilities)         USA
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3.6.4             LG&E Power Spain Inc.        Management and holding                                          100
                                               company for energy
                                               project in Spain
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3.6.4.1           K.W. Tarifa S.A.             Owner of power                                                            45.84
                                               generation facilities
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3.6.1             LG&E Power Argentina I,      Inactive                                                        100
                  Inc.
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3.6.5             LG&E Power Argentina II,     Owner of 45.9%                                                  100
                  Inc.                         combined equity
                                               interest in
                                               Distribuidora de Gas
                                               del Centro S.A., a
                                               FUCO
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                  Inversora de Gas del         Owner of 51% equity
                  Centro S.A.                  interest in
                                               Distribuidora de Gas
3.6.3                                          de Centro S.A., a FUCO
                                               (75% ownership)
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3.6.2             Distribuidora de Gas del     Natural gas                                                               45.90
                  Centro S.A.                  distribution company
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3.6.8             LG&E Power Argentina III,
                  LLC
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3.6.8.5           Distribuidora de Gas         Natural gas                                                               14.40
                  Cuyana S.A.                  distribution company
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                             EXHIBIT F - ITEM 1(c)

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3.6.8.4           Inversora de Gas Cuyana      Intermediate holding                                                      24.00
                  S.A.                         company for FUCO
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3.6.8.3           Invergas S.A.                Owns 51% interest in                                                      28.00
                                               Gas Natural BAN S.A.,
                                               a FUCO
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3.6.8.2.1         Gas Natural BAN S.A.         Natural gas                                                               19.60
                                               distribution company
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3.6.8.2           Gas Natural S.D.G            Owns 19% of Gas                                                           28.00
                  Argentina S.A.               Natural BAN S.A., a
                                               FUCO
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3.6.8.1           Natural Servicious S.A.      Provides incremental                                                      28.00
                                               services on a
                                               non-regulated basis to
                                               gas customers of Gas
                                               Natural BAN S.A. in
                                               Argentina, including
                                               carbon monoxide
                                               monitoring of
                                               customers' homes, more
                                               modern and safer
                                               natural gas appliances
                                               and a more
                                               environmentally-sensiti
                                               distribution outlet
                                               through  compressed
                                               natural gas filling
                                               stations for fueling
                                               automobiles
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3.6.6             LG&E Centro S.A.             Receives consulting
                                               revenues and pays
                                               management expenses
                                               related to
                                               Distribuidora de Gas
                                               del Centro S.A. (10%
                                               owned indirectly
                                               through LG&E Power
                                               Argentina II Inc.);
                                               holding company for
                                               FUCO
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3.6.4             LG&E Power Spain LLC.        Inactive
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                             EXHIBIT F - ITEM 1(c)

                                       5

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3.3               LG&E Power Inc.              Management and holding                                        1,750      100.00
                                               company for QFs and
                                               EWGs
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3.3.3             LG&E Power Engineers and     Inactive                                                    100,000      100.00
                  Constructors, Inc.
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3.3.3.1           LG&E Power Constructors      Former constructors of                                        2,500      100.00
                  Inc.                         QFs and EWGs
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3.3.6             LG&E Power Operations Inc.   Intermediate holding                                          2,500      100.00
                                               company for QFs; power
                                               project ownership,
                                               management and
                                               development
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3.3.6.8           HD/WS Corporation            Inactive (holding                                             1,700      100.00
                                               company for ash
                                               disposal activities)
                                               (70% owned)
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3.3.6.1           LG&E Power 5 Incorporated    Former owner of                                               2,500      100.00
                                               investment in power
                                               facilities
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3.3.6.3           LG&E Power Roanoke           Indirect owner of                                               100      100.00
                  Incorporated                 interest in QF in
                                               Roanoke Valley, North
                                               Carolina
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                  LG&E Power 21 Incorporated   Indirect owner of                                               100      100.00
                                               interest in QF,
                                               windmills in
                                               California and
3.3.6.4                                        Minnesota
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                  LG&E Power 21 Wind           Indirect owner of                                               100      100.00
                  Incorporated                 interest in QF,
                                               windmills in
3.3.6.5                                        California and
                                               Minnesota
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3.3.6.6           LG&E Power 31 Incorporated   Indirect owner of                                               100      100.00
                                               interest in QF in Salt
                                               Flat, Texas
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                  LG&E Power 31 Wind           Indirect owner of                                               100      100.00
3.3.6.7           Incorporated                 interest in QF in Salt
                                               Flat, Texas
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                             EXHIBIT F - ITEM 1(c)

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3.3.1.0           American Power, Inc.         Owner of 99% interest                                        2 ,500
                                               in LG&E Power Monroe,
                                               LLC, an EWG
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3.3.7             LG&E Power Development Inc.  Development of QFs and                                          100      100.00
                                               EWGs
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3.3.20            LG&E Crown Inc.              Former owner of                                               1,000      100.00
                                               investment in gas
                                               gathering, processing
                                               and storage facilities
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                  LG&E Minor Facilities Inc.   Former owner of                                               1,000      100.00
                                               investment in gas
                                               gathering, processing
3.3.18                                         and storage facilities
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                  Powertex Parent Inc.         Former owner of                                               1,000      100.00
                                               investment in gas
                                               gathering, processing
3.3.19                                         and storage facilities
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                  Llano Gathering Inc.         Former owner of                                               1,000      100.00
                                               investment in gas
                                               gathering, processing
3.3.16                                         and storage facilities
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                  Llano Storage Inc.           Former owner of                                               1,000      100.00
                                               investment in gas
                                               gathering, processing
3.3.17                                         and storage facilities
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                  Ultrasystems Construction    Inactive (originally
                  Co. Inc.                     formed to construct
3.3.4                                          power and related
                                               facilities)                                                   1,000      100.00
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3.3.1             HD Energy Corporation        Inactive                                                        100      100.00
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3.3.11            Hadson Financial             Inactive, former                                              1,000      100.00
                  Corporation                  management company
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3.3.12            LG&E Power Gregory I Inc.    Formed to hold                                               10,000      100.00
                                               interests of Gregory
                                               Power Partners L.P.,
                                               which holds an
                                               interest in a QF
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3.3.13            LG&E Power Gregory II Inc.   Formed to hold                                                  100      100.00
                                               interests of Gregory
                                               Power Partners LLC,
                                               which holds an
                                               interest in a QF
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3.3.14            LG&E Power Gregory III Inc.  Formed to hold                                                  100      100.00
                                               interests of Gregory
                                               Power Partners LLC.,
                                               which holds an
                                               interest in a QF
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3.3.15            LG&E Power Gregory IV Inc.   Formed to hold                                                  100      100.00
                                               interests of Gregory
                                               Power Partners L.P.,
                                               which holds an
                                               interest in a QF
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3.3.9             LG&E Natural Industrial      Natural gas marketing                                        30,000      100.00
                  Marketing Co.                and transmission
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3.3.8             LG&E Natural Canada Inc.     Inactive                                                          1      100.00
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3.3.5             LG&E Fuels Services, Inc.    Formed for alternative                                          100      100.00
                                               fuels investments
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3.8               KUCC Paris Corporation       Holds a 15% limited                                               1      100.00
                                               partnership interest
                                               in Tenaska III
                                               Partners, Ltd., which
                                               owns 40% of Tenaska
                                               III Texas Partners, a
                                               QF
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3.9               KUCC Ferndale Corporation    Holds limited                                                     1      100.00
                                               partnership interests
                                               in QFs
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3.1               KUCC Portland 34             Holds 21% interest in                                             1      100.00
                  Corporation                  Portland 34, L.P. and
                                               serves as its general
                                               partner
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3.12              Portland 34 Ltd Corporation  Former lessor regarding                                           1      100.00
                                               combustion turbine (holds
                                               79% limited partnership
                                               interests in Portland 34,
                                               L.P.)
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3.11              KU Solutions Corporation     Energy marketing and                                              1      100.00
                                               services corporation
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3.7               KUCC Grimes Corporation      Intermediate holding                                            100
                                               company for developing
                                               EWG project in Grimes,
                                               TX
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                  KUCC Grimes GP Corporation   Intermediate holding                                            100
                                               company for developing
                                               EWG project in Grimes,
3.7.1                                          TX
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3.7.2             KUCC Grimes LP Corporation   Intermediate holding                                            100
                                               company formed in
                                               conjunction with EWG
                                               project in Grimes, TX
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3.14.1.5          PIH U.S., Inc.                                                                             1,000      100.00
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3.14.1.2          CRC-Evans Welding            Field services in U.S.                                        1,000      100.00
                  Services, Inc.               using union labor
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3.14.1.4          PIH Holdings Ltd.                                                                      1,770,593      100.00
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3.14.1.4.2.3      Alkhaja PIH LLC              Heat treatment                                                  100       45.00
                                               services for pipelines
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3.14.1.4.3        Pipeline Induction Heat                                                                      600       45.00
                  Ltd.
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3.14.1.4.2        PIH Services Ltd.            Services for pipelines                                            1      100.00
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3.14.1.4.2.2      PIH Kazakstan Ltd.           Services for pipelines                                            1       50.00
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3.14.1.4.2.1      Didcot Heat Treatment Ltd.   Services for pipelines                                        1,000      100.00
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3.14.1.4.1.1      Revetement de Joints         Services for pipelines                                          500      100.00
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3.14.1.4.1        SOMICO Societe Minere de     Services for pipelines                                        8,000      100.00
                  Commerciale S.A.
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                             EXHIBIT F - ITEM 1(c)

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